EXHIBIT 10.1

TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Twelfth Amendment to Loan and Security Agreement ("Twelfth Amendment") is made as of the 19th day of September, 2012, by and between the entities set forth on Exhibit "A" attached hereto, each a Delaware limited liability company, (collectively "Borrower" and each an "Individual Borrower"), and both U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C27 and WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4 (together, "Lender") as successor in interest to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation ("GA").

R E C I T A L S:

WHEREAS, the entities set forth on Exhibit "B" attached hereto, each a Delaware limited liability company, ("Original Borrower") and GA entered into that certain Loan and Security Agreement dated June 9, 2006 ("Loan Agreement") pursuant to which GA loaned Original Borrower the principal sum of $295,000,000.00 ("Loan");

WHEREAS, the Loan Agreement has been amended by that certain First Amendment to Loan and Security Agreement dated December 17, 2008, that certain Second Amendment to Loan and Security Agreement dated December 30, 2008, that certain Third Amendment to Loan and Security Agreement dated May 22, 2009, and that certain Fourth Amendment to Loan and Security Agreement dated February 18, 2011, and that certain Fifth Amendment to Loan and Security Agreement dated July 12, 2011 ("Fifth Amendment"), that certain Sixth Amendment to Loan and Security Agreement dated December 30, 2011, that certain Seventh Amendment to Loan and Security Agreement dated December 30, 2011, that certain Eighth Amendment to Loan and Security Agreement dated March 20, 2012, that certain Ninth Amendment to Loan and Security Agreement dated March 21, 2012, that certain Tenth Amendment to Loan and Security Agreement dated March 27, 2012, and that certain Eleventh Amendment to Loan and Security Agreement of approximately even date herewith ("Eleventh Amendment");

WHEREAS, the Loan is evidenced by the Loan Documents.  The Loan Documents, except for Amended and Restated Notes A-1 and A-2, were assigned, and Amended and Restated Note A-2 was endorsed, to Wachovia Bank, National Association, thereafter to Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, thereafter to Bank of America, N.A., as Trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C27, and thereafter Lender replaced Bank of America, N.A. as Trustee, and Amended and Restated Note A-1 was endorsed to Wachovia Bank, National Association and thereafter to Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Banc of America Commercial Mortgage, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4;

WHEREAS, LNR Partners, LLC, a Florida limited liability company is the Special Servicer of the Loan for each entity of Lender;

WHEREAS, Borrower has requested that Section 8.4 of the Loan Agreement, previously amended by the Fifth Amendment, be further amended to allow for a portion of the funds held by Lender in the LCR Deterioration Reserve Account be released to Borrower; and

WHEREAS, pursuant to the provisions of the Eleventh Amendment, Borrower is selling and receiving certain funds from the sale of Borrowers' real property located in Newark, California.

NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

1.   The above and foregoing Recitals are true and correct and incorporated herein by reference thereto.

2.   Article XVII of the Loan Agreement is hereby amended to add the following as Section 17.4:

    17.4       Severing Loan Documents.  As a result of an Event of Default, for purposes of evidencing and enforcing its rights and remedies provided hereunder, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages, deeds of trust, deeds to secure debt, and other security documents (the "Severed Loan Documents") in such denominations and priorities as Lender shall determine in its sole discretion.  Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender.  Borrower hereby absolutely and irrevocably appoints Lender as their true and lawful attorney, coupled with an interest, in their name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) Business Days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such power.  Borrower shall be obligated to pay the costs and expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents.  The Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of June 9, 2006.

3.   Section 16.5 of the Loan Agreement, as previously amended by the Fifth Amendment, is further amended as follows:

         (a)     Promptly after the execution hereof by the parties hereto, Lender shall apply all of the funds existing as of August 31, 2012 held in the LCR Deterioration Reserve Account to the Loan, one-half (1/2) to Amended and Restated Note A-1 and one-half (1/2) to Amended and Restated Note A-2, without imposition of the otherwise applicable Yield Maintenance Premium.

                             (b)           (i)           On the last business day of each calendar quarter, starting with the fourth (4th) calendar quarter of 2012, Lender shall apply all of the funds then held in the LCR Deterioration Reserve Account to the Loan, one-half (1/2) to Amended and Restated Note A-1 and one-half (1/2) to Amended and Restated Note A-2, without imposition of the otherwise applicable Yield Maintenance Premium, until the cumulative sum of $10,000,000.00 has been applied to the Loan.  In the event the Low LCR Cash Sweep Period terminates before the $10,000,000.00 has been applied and then recommences, then in that event, the application as aforesaid of the funds in the LCR Deterioration Reserve Account shall recommence until the application of the $10,000,000.00 has been satisfied or the LCR Cash Sweep Period is again terminated.  In the event the Low LCR Cash Sweep Period terminates for a second time before the $10,000,000.00 has been applied and then recommences, then in that event, the application as aforesaid of the funds in the LCR Deterioration Reserve Account shall recommence until the application of the $10,000,000.00 has been satisfied or the LCR Cash Sweep Period is again terminated.  The terminating and recommencing shall continue until the $10,000,000.00 has been applied.

                     (ii)   On the last day of the calendar quarter in which the funds applied pursuant to sub-section (i) above reaches $10,000,000.00, the funds remaining then and thereafter in the LCR Deterioration Reserve Account in said calendar quarter and on the last business day of each calendar quarter thereafter, to and including the second (2nd) calendar quarter of 2014, shall be released to Borrower until the cumulative sum of $10,000,000.00 has been released to Borrower.

                      (iii)         While the provisions of sub-sections (i) and (ii) above are in effect, there shall be a suspension of the release of funds from the LCR Deterioration Reserve Account to Borrower for capital expenses as set forth in Section 5 of the Fifth Amendment.

        (c)                      Upon application by Lender of the funds set forth in sub-sections (a) and (b)(i) above, Lender shall readjust the Monthly Debt Service Payment Amount utilizing the method set forth in Section 4.b.ii of both of Amended and Restated Notes A-1 and A-2.

4.   All net proceeds paid to Borrower from the sale of their real property in Newark, California (which shall not exceed $4,160,000.00), and all funds released to Borrower pursuant to the provisions of sub-section 3.B.(ii) above shall only be used to pay for usual and customary operating expenses of Borrower and/or BlueLinx Corporation and/or BlueLinx Holdings, Inc., and shall not be paid out as dividends or any other distribution (except to fund payment of said usual and customary operating and maintenance expenses) to shareholders or members of Borrower and/or BlueLinx Corporation and/or BlueLinx Holdings, Inc., and/or any other related Blue Linx entity.  Any such prohibited distribution shall constitute a Monetary Default under the Loan Documents.

5.   In order to induce Lender to consent to the release of the Newark, California, property from the lien of the Loan Documents and to enter into this Twelfth Amendment, Borrower shall pay Special Servicer a fee of $250,000.00 simultaneous with the execution hereof by wire transfer of federal funds, from Borrower's separate funds and not from the Holding Account or any sub-accounts thereof held by Lender.

6.   Borrower hereby represents, warrants, acknowledges and covenants to and with Lender that:

          (a)        To the best of Borrower's knowledge, no Event of Default or Default under any of the Loan Documents has occurred and is continuing.

          (b)        As of the date hereof (but not as to any matters arising hereafter), Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's predecessors in interest or any subsidiary of Lender or any of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, LNR Partners, LLC, and Wachovia Bank, National Association), attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, the "Lender Partners") with respect to: (i) the Loan; (ii) the Loan Documents; (iii) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan; (iv) the administration or funding of the Loan; or (v) the development, operation or financing of the Property. To the extent Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Borrower waives and relinquishes them.

          (c)        Borrower acknowledges that as of the date hereof, the outstanding principal balance of the Loan is $234,882,068.92 (exclusive of any reduction on account of the sale of even date of the Newark, California property).  In the event of an error or omission in the foregoing information, neither Borrower nor Lender in any way prejudices their respective right and entitlement to all monies lawfully due Lender and/or obligations regarding the same.

          (d)        Borrower reaffirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the date hereof, except to the extent such representations and warranties may be subject to change in the ordinary course of Borrower's business (to the extent permitted by the Loan Documents).

          (e)        To the best of Borrower’s knowledge, no representation or warranty of Borrower in this Twelfth Amendment or of Guarantor or Maryland Guarantor or Indemnitor executing a Joinder hereto contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in any material respect in light of the circumstances under which they are made.  Any breach by Borrower or by any of the parties executing a Joinder hereto of any of the representations, warranties or covenants set forth herein or any Joinder hereto, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Loan Documents.

            (f)         All certifications set forth in the Borrower's Certificate of even date are true and correct in all material respects.  The Borrower/Lessor and Lessee Certificate by Borrower as Lessor and BlueLinx Corporation as Lessee is true and correct in all material respects.

7.   Miscellaneous items:

7.1       Ratification.  Borrower hereby ratifies and confirms to Lender, as of the date hereof that, except as otherwise expressly and specifically modified by the terms of this Twelfth Amendment, all of the terms, representations, warranties, covenants, indemnifications and provisions of the Note, the Loan Agreement and the other Loan Documents are and shall remain in full force and effect as legally and binding obligations of Borrower. Consent by Lender shall not constitute or imply consent to any other amendment or modification of the Loan Documents.

7.2       References.  All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement, amended by the eleven (11) amendments described in the second Whereas clause above, as further amended hereby.

7.3       Counterparts.  This Twelfth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

7.4       Successors and Assigns.  This Twelfth Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

7.5       Governing Law.  This Twelfth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable law of the United States of America.  The terms and conditions of Section 19.3 of the Loan Agreement are hereby incorporated herein by this reference, with the same force and effect as if set forth herein in their entirety.

7.6       Waiver of Jury Trial.  BORROWER, GUARANTOR, MARYLAND GUARANTOR, INDEMNITORS AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS TWELFTH AMENDMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, GUARANTOR, INDEMNITORS AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  BORROWER, GUARANTOR, MARYLAND GUARANTOR, INDEMNITOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

7.7       No Modification.  No modification, amendment, extension, discharge, termination or waiver of any provision of this Twelfth Amendment or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

7.8       Defined Terms.  Unless otherwise defined in this Twelfth Amendment, terms defined in the Loan Agreement or in any of the other Loan Documents shall have their defined meanings when used herein.

(Signature on following page)

    IN WITNESS WHEREOF, Borrower and Lender, joined by Guarantor, Maryland Guarantor and Indemnitor, have executed this Twelfth Amendment as of the day and date first above written.

BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
XXXXXXXXXXXXXXXXXXXX	ABP CO I (DENVER) LLC
XXXXXXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXXXX
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
XXXXXXXXXXXXXXXXXXXX	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP LA (NEW ORLEANS) LLC	ABP NY (YAPHANK) LLC
XXXXXXXXXXXXXXXXXXXXXXXXX	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (MADISON) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	XXXXXXXXXXXXXXXXXXXX
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC

Each entity listed above

By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Vice-President and Secretary

LENDER:

U.S. BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-C27

By:	LNR Partners, LLC, a Florida limited liability company, as Attorney-in-Fact

	By:	/s/ Arnold Shulkin
	Name:	Arnold Shulkin
	Title:	Vice President

And

WELLS FARGO BANK, N.A., AS TRUSTEE FOR THE REGISTERED HOLDERS OF BANC OF AMERICA COMMERCIAL MORTGAGE INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

By:	LNR Partners, LLC, a Florida limited liability company and successor to LNR Partners, Inc., a Florida corporation, as Attorney-in-Fact

	By:	/s/ Arnold Shulkin
	Name:	Arnold Shulkin
	Title:	Vice President

Guarantor hereby acknowledges the modifications to the Loan Agreement made herein and hereby ratifies and confirms to Lender, as of the date hereof, that all of the terms, covenants, indemnifications and provisions of the Guaranty of Recourse Obligations dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Twelfth Amendment.

GUARANTOR:

BLUELINX HOLDINGS, INC., a Delaware corporation

By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Chief Financial Officer and Treasurer

Maryland Loan Guarantor hereby acknowledges the modifications to the Loan Agreement made herein and hereby ratifies and confirms to Lender, as of the date hereof, that all of the terms, covenants, indemnifications and provisions of the Guaranty dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Twelfth Amendment.

MARYLAND LOAN GUARANTOR:

ABP MD (BALTIMORE) LLC, a Delaware limited liability company

By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Vice-President and Secretary

(Continued on following page)

Indemnitor hereby acknowledges the modifications to the Loan Agreement and the other Loan Documents as made herein and hereby ratify and confirm to Lender, as of the date thereof, that all of the terms, covenants, indemnifications and provisions of the Environmental Indemnity dated June 9, 2006 are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Twelfth Amendment.

INDEMNITOR:

BLUELINX HOLDINGS, INC., a Delaware corporation

By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Chief Financial Officer and Treasurer

EXHIBIT "A"

BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
XXXXXXXXXXXXXXXXXXXXXXXX	ABP CO I (DENVER) LLC
XXXXXXXXXXXXXXXXXXXXXXXX	XXXXXXXXXXXXXXXXXXXXXXXX
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
XXXXXXXXXXXXXXXXXXXXXXXX	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP LA (NEW ORLEANS) LLC	ABP NY (YAPHANK) LLC
XXXXXXXXXXXXXXXXXXXXXXXXX	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (MADISON) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	XXXXXXXXXXXXXXXXXXXXXXXX
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC

EXHIBIT "B"

ORIGINAL BORROWER

ABP AL (MIDFIELD) LLC	ABP AR (LITTLE ROCK) LLC
ABP CA (CITY OF INDUSTRY) LLC	ABP CA (NATIONAL CITY) LLC
ABP CA (NEWARK) LLC	ABP CO I (DENVER) LLC
ABP CA (RIVERSIDE) LLC	ABP CT (NEWTON) LLC
ABP CO II (DENVER) LLC	ABP FL (MIAMI) LLC
ABP FL (LAKE CITY) LLC	ABP FL (TAMPA) LLC
ABP FL (PENSACOLA) LLC	ABP GA (LAWRENCEVILLE) LLC
ABP FL (YULEE) LLC	ABP IL (UNIVERSITY PARK) LLC
ABP IA (DE MOINES) LLC	ABP KY (INDEPENDENCE) LLC
ABP IN (ELKHART) LLC	ABP MA (BELLINGHAM) LLC
ABP LA (SHREVEPORT) LLC	ABP ME (PORTLAND) LLC
ABP MD (BALTIMORE) SUBSIDIARY LLC	ABP MI (GRAND RAPIDS) LLC
ABP MI (DETROIT) LLC	ABP MN (MAPLE GROVE) LLC
ABP MN (EAGAN) LLC	ABP MO (KANSAS CITY) LLC
ABP MO (BRIDGETON) LLC	ABP MS (PEARL) LLC
ABP MO (SPRINGFIELD) LLC	ABP NC (CHARLOTTE) LLC
ABP NC (BUTNER) LLC	ABP NJ (DENVILE) LLC
ABP ND (NORTH FARGO) LLC	ABP NY (YAPHANK) LLC
ABP NM (ALBUQUERQUE) LLC	ABP OK (TULSA) LLC
ABP OH (TALMADGE) LLC	ABP PA (ALLENTOWN) LLC
ABP OR (BEAVERTON) LLC	ABP SC (CHARLESTON) LLC
ABP PA (STANTON) LLC	ABP TN (ERWIN) LLC
ABP SD (SIOUX FALLS) LLC	ABP TN (NASHVILLE) LLC
ABP TN (MEMPHIS) LLC	ABP TX (FORT WORTH) LLC
ABP TX (EL PASO) LLC	ABP TX (HOUSTON) LLC
ABP TX (HARLINGEN) LLC	ABP TX (SAN ANTONIO) LLC
ABP TX (LUBBOCK) LLC	ABP VA (VIRGINIA BEACH) LLC
ABP VA (RICHMOND) LLC	ABP WA (WOODINVILLE) LLC
ABP VT (SHELBURNE) LLC	ABP WI (WAUSAU) LLC